UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2016
_____________________
SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Sovereign Co-Invest, LLC (“Sovereign Co-Invest”), a stockholder of Sabre Corporation (“Sabre”), is required, pursuant to the terms of its limited liability company operating agreement, to distribute the shares (the “Shares”) of Sabre common stock, par value $0.01 per share (the “Common Stock”), that it holds to its members upon the expiration of the 60-day lock-up agreement entered into on November 4, 2015 in connection with a registered secondary offering of Common Stock by Sovereign Co-Invest and other Sabre stockholders. Sovereign Co-Invest has informed Sabre that the distribution is expected to occur on January 5, 2016.
Sovereign Co-Invest has informed Sabre that only a portion, 18,341,794 Shares, of the Shares being distributed, are expected to be freely tradable following this distribution under the Securities Act of 1933, as amended (the “Securities Act”), including pursuant to the resale provisions of Rule 144 under the Securities Act. The remaining 7,984,086 Shares will continue to be held in and managed by an entity under common control with Sovereign Co-Invest and therefore are expected to continue to be sold on a pro-rata basis in any future offerings by existing stockholders affiliated with TPG Global, LLC and Silver Lake Management Company II, L.L.C.
This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.
Forward-Looking Statements

Any statements herein regarding Sabre that are not historical or current facts are forward-looking statements. Such forward-looking statements convey Sabre’s current expectations or forecasts of future events. Forward-looking statements regarding Sabre involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Note Regarding Forward-Looking Statements” sections of Sabre’s annual report on Form 10-K for the year ended December 31, 2014, quarterly report on Form 10-Q for the period ended September 30, 2015, current report on Form 8-K dated November 4, 2015, and any of Sabre’s other applicable filings with the Securities and Exchange Commission. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Note: Information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: January 4, 2016	By:	/s/ Rachel A. Gonzalez
	Name:	Rachel A. Gonzalez
	Title:	Executive Vice President and General Counsel